100 NE Adams Street
Peoria, Illinois 61629

March 20, 2002

Dear Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Caterpillar Inc. to be held on April 10, 2002. Your Board of Directors has unanimously recommended that shareholders vote FOR Proposals 1, 2 and 3, and AGAINST Proposal 4.

Your vote is important -- please vote your proxy TODAY by telephone, via the Internet, or by signing and returning the enclosed proxy card.

Thank you for your cooperation.

Very truly yours,

James B. Buda
Vice President, General Counsel and Secretary

IMPORTANT NOTE:

 Remember, you can now vote by telephone or via the Internet --
Simply follow the easy instructions on the enclosed
proxy or voting instruction card.

If you have any questions, or need assistance in the last-minute voting of your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-877-687-1865.

P R O X Y      A N D      V O T I N G      I N S T R U C T I O N

ANNUAL MEETING OF STOCKHOLDERS—APRIL 10, 2002
This proxy is solicited on behalf of the Board of Directors

      At the Annual Meeting of Stockholders of the Company on April 10, 2002, or at any adjournments thereof, the undersigned hereby (i) appoints S.X. MCKESSY and J.J. FUNK and each of them, proxies with power of substitution to vote the common stock of the undersigned and/or (ii) directs THE NORTHERN TRUST COMPANY or CIBC MELLON TRUST COMPANY, as Trustee, to appoint S.X. MCKESSY and J.J. FUNK, and each of them proxies with power of substitution to vote all shares of the Company's stock credited to the accounts of the undersigned under the Employees' Investment Plan Trust, the Caterpillar Inc. Investment Trust and/or the Caterpillar Inc. Profit Sharing Trust at the close of business on February 11, 2002, as directed hereon on the following matters, and, in their discretion, on any other matters that may come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes. However, if you wish to vote in accordance with the Board of Directors' recommendations, simply sign and return this card. THIS CARD ALSO CONSTITUTES VOTING INSTRUCTIONS FOR ANY SHARES HELD BY THE UNDERSIGNED IN ANY COMPANY EMPLOYEE INVESTMENT PLANS.

SEE REVERSE SIDE

/*\ TO VOTE BY MAIL, PLEASE DETACH HERE /*\

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

ELECTRONIC DELIVERY OF PROXY MATERIALS

Sign up to receive next year's annual report and proxy materials via the Internet. To sign up for this optional service, visit https://www.proxyvotenow.com/cat.

/x/	Please mark your vote as in this example
This Proxy, when properly executed will be voted in the manner you have directed. If no direction is given, this signed Proxy will be voted in accordance with the Board of Directors' recommendations.

Directors recommend a vote "FOR"							Directors recommend a vote "AGAINST"

1.	Election of	FOR	WITHHOLD	Nominees:					FOR	AGAINST	ABSTAIN
	Directors	/ /	/ /	01. W. Frank Blount 02. John R. Brazil			4.	Stockholder Proposal—Rights Plan	/ /	/ /	/ /
03. Peter A. Magowan
	For, except vote withheld from the following nominee(s):			04. Clayton K. Yeutter
				FOR	AGAINST	ABSTAIN
2.	Amend Option Plan			/ /	/ /	/ /
3.	Adopt Executive Incentive Comp. Plan			/ /	/ /	/ /

SIGNATURE(S)	DATE

NOTE: Please sign exactly as name appears hereon. If more than one owner, each must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/*\ TO VOTE BY MAIL, PLEASE DETACH HERE /*\

YOUR VOTE IS IMPORTANT.

Please take a moment now to vote your shares of Caterpillar Inc.
common stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—You will be asked to enter the Control Number below. Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts. Your vote will be confirmed and cast as you directed. (Telephone voting is available for residents of the U.S. and Canada only.)

Call toll-free at 1-888-216-1363	Your Control Number is:
on a touch-tone telephone

OR
2.	Vote by Internet—Access https://www.proxyvotenow.com/cat enter the Control Number shown above and respond to a few simple prompts.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies in the same manner as if you had executed a proxy card.

OR
3.	Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the envelope provided to: Caterpillar Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5156, New York, NY 10150-5156.